Note 12 - Income Taxes	12 Months Ended
Sep. 30, 2016
Notes
Note 12 - Income Taxes:

NOTE 12 – INCOME TAXES:

We have not recognized a provision for income taxes for the years ended September 30, 2016 and 2015.

At September 30, 2016 and 2015, we had deferred tax assets arising principally from net operating loss carry-forwards for income tax purposes.  As our management cannot determine that it is more likely than not that we will realize the benefit of the net deferred tax asset, a valuation allowance equal to 100% of the net deferred tax asset has been recorded at September 30, 2016 and 2015.

The components of our deferred taxes at September 30, 2016 and 2015 are as follows:

	2016	2015
Net deferred tax asset:
Exploration costs	$847,000	$971,000
Property, mineral rights, and equipment	-	109,000
Long-term investments	213,000	180,000
Share-based compensation	2,224,000	2,127,000
Alternative minimum tax credit carryforward	2,000	2,000
Foreign income tax credit carryforwards	697,000	697,000
Federal and state net operating losses	14,442,000	13,568,000
Foreign net operating losses	1,736,000	1,736,000
Total deferred tax asset	20,161,000	19,390,000
Valuation allowance	(20,161,000)	(19,390,000)
Deferred tax asset	$0	$0

BH Minerals USA, Inc.
Net deferred tax asset:
Property, mineral rights, and equipment	$(3,809,000)	$(3,810,000)
Exploration costs	2,075,000	2,468,000
Federal and state net operating losses	4,655,000	4,192,000
Total deferred tax asset	2,921,000	2,850,000
Valuation allowance	(2,921,000)	(2,850,000)
Deferred tax asset	$0	$0

During the year ended September 30, 2016, the Company recognized an income tax benefit of $68,985 relating to unrealized gains on available-for-sale equity securities.  During the year ended September 30, 2015, no provision or benefit was recognized.

The federal income taxes of our wholly owned subsidiary, BH Minerals USA, Inc., are not consolidated with those of the rest of the Company since BH Minerals USA, Inc. is wholly owned by our Canadian subsidiary, Staccato Gold Resources Ltd.

At September 30, 2016, net deferred tax assets prior to the valuation allowance were $20,161,000 compared to $19,390,000 at September 30, 2015.  The change is primarily due to the increase in net operating loss.

The annual tax benefit is different from the amount that would be provided by applying the statutory federal income tax rate to our pretax loss for the following reasons:

	2016	2015

	(2,826,227)	(4,372,448)
Statutory Federal income tax rate	35%	35%

Expected income tax benefit based on statutory rate	$(989,179)	$(1,530,000)
Permanent differences	150,413	27,000
Effect of state taxes	(7,036)	(105,000)
Effect of tax rate changes	-	-
Non-recognition due to increase in valuation allowance	739,681	1,608,000
Other	37,136	-
Total income tax benefit	$(68,985)	$-

It is not anticipated that there will be any significant changes to unrecognized tax benefits within the next twelve months.  If interest and penalties were to be assessed, we would charge interest to interest expense, and penalties to other operating expense.  Fiscal years 2013 through 2016 remain subject to examination by state and federal tax authorities.

At September 30, 2016, we had federal net operating loss carryforwards of approximately $29.6 million which will expire in fiscal years ending September 30, 2019 through September 30, 2036. Approximately $13.9 million of state net operating loss carryforwards will expire in fiscal years ending September 30, 2017 through September 30, 2036.

At September 30, 2016 we also have approximately $6.7 million in net operating loss carryforwards in Canada which will expire in fiscal years ending September 30, 2026 through September 30, 2033.

At September 30, 2016 we have $697,000 of foreign tax credit carryover that will expire September 30, 2019.

The Tax Reform Act of 1986 substantially changed the rules relative to the use of net operating loss and general business credit carryforwards in the event of an “ownership change” of a corporation.  Due to the change in ownership in 2004, we are restricted in the future use of net operating losses generated before the ownership change.  As of September 30, 2016, this limitation is applicable to accumulated federal net operating losses of approximately $240,000.

As a result of the tax-free Wolfpack (Nevada) acquisition, the Company’s deferred tax asset increased by $3,308,000.  The asset is fully reserved.  This amount includes $9,500,000 of federal net operating loss carryover that is limited by Code Section 382.  As of September 30, 2016, the Company has not determined if any other losses are limited by IRS Code Section 382 after the acquisition.

We have reviewed our tax returns and believe we have not taken any unsubstantiated tax positions.